UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2026

Lakeland Industries, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-15535	13-3115216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1525 Perimeter Parkway, Suite 325
Huntsville, Alabama		35806
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 256 350-3873

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	LAKE	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2026, the Board of Directors (the “Board”) of Lakeland Industries, Inc. (the “Company”) appointed Lee D. Rudow as a Class I director of the Company, effective April 9, 2026. As a Class I director, Mr. Rudow’s term will expire at the Company’s 2026 Annual Meeting of Stockholders, at which time he will stand for election by the Company’s stockholders. In connection with such appointment, the Board determined that Mr. Rudow is independent within the meaning of the Nasdaq listing standards. With this appointment, the Board increased the size of the Board from seven members to eight members. The Board determined not to appoint Mr. Rudow to any Board committees at this time.

Mr. Rudow has served as Chief Executive Officer of Transcat, Inc. (“Transcat”), a leading provider of accredited calibration, reliability, maintenance optimization, quality and compliance, validation, Computerized Maintenance Management System (CMMS), and pipette services, since July 2013, previously serving as Chief Operating Officer of Transcat beginning in November 2011. Mr. Rudow announced his retirement from Transcat, effective March 28, 2026.

In connection with Mr. Rudow’s appointment to the Board, and consistent with the Board’s current compensation arrangements for non-employee directors as described in the Company’s Definitive Proxy Statement for its 2025 Annual Meeting of Stockholders, as filed with the Securities and Exchange Commission on May 2, 2025, Mr. Rudow will be eligible to receive the Company’s standard annual retainer for non-employee directors. Mr. Rudow also will be eligible to receive equity awards as part of the Company’s standard compensation for non-employee directors, as well as reimbursement of expenses.

There is no arrangement or understanding between Mr. Rudow and any other person pursuant to which he was selected as a director of the Company. There are no transactions in which Mr. Rudow has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On February 23, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the Company’s Board has appointed Lee D. Rudow to the Board, effective April 9, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press release, dated February 23, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

The information in this Current Report on Form 8-K (this “Form 8-K”) under Item 7.01 (including Exhibit 99.1) is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Item 7.01 shall not be deemed an admission as to the materiality of any information in this Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND INDUSTRIES, INC.

Date:	February 23, 2026	By:	/s/ James M. Jenkins
James M. Jenkins Chief Executive Officer, President and Executive Chairman